Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT is made as of April 30, 2012 (the “Sixth Amendment to Credit Agreement,” or this “Amendment”), among Diodes Incorporated, a Delaware corporation, Diodes Zetex Limited, a United Kingdom corporation, Diodes International B.V., a Netherlands corporation (collectively, “Borrowers”), and Bank of America, N.A. (“Lender”).

R E C I T A L S

A. Borrowers and Lender are parties to that certain Credit Agreement dated as of November 25, 2009, as modified pursuant to the terms of that certain letter dated as of March 31, 2010 from Lender to Borrowers and as modified by a First Amendment to Credit Agreement dated as of July 16, 2010, a Second Amendment to Credit Agreement dated as of November 24, 2010, a Third Amendment to Credit Agreement dated as of February 9, 2011, a Fourth Amendment to Credit Agreement dated as of November 23, 2011 and a Fifth Amendment to Credit Agreement (the “Fifth Amendment”) dated as of February 1, 2012 (the “Original Credit Agreement”).

B. On or about February 1, 2012, in connection with the closing of the Fifth Amendment, Diodes International B.V., a Netherlands corporation (“Diodes BV”), borrowed the full $40,000,000 Term Loan provided for pursuant to the Fifth Amendment.

C. Borrowers now desire for Diodes BV to partially repay the Term Loan in an amount equal to $30,000,000 and for Lender to make a new term loan available to Diodes Incorporated, a Delaware corporation (the “Company”) in an amount equal to $30,000,000.

D. The parties desire to amend the Original Credit Agreement to extend a term loan to the Company and to make other modifications as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Sixth Amendment to Credit Agreement, as the same shall hereafter be amended from time to time. In addition, the following term has the meaning set forth below:

“Effective Date” means April 30, 2012.

2. Amendments to Original Credit Agreement. (a) As of the Effective Date, the introductory paragraph of the Original Credit Agreement is amended and restated in its entirety as follows:

(i) “This CREDIT AGREEMENT (“Agreement”) is entered into as of November 25, 2009, among DIODES INCORPORATED, a Delaware corporation (“Company”), DIODES ZETEX LIMITED, a United Kingdom corporation (together with Company, the “Original Borrowers” and, each an “Original Borrower”), and following the Fifth Amendment Effective Date, DIODES INTERNATIONAL B.V., a besloten vennootschap met beperkte aansprakelijkheid (“Diodes BV”), and BANK OF AMERICA, N.A., (“Lender”).”

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(b) As of the Effective Date, the following definitions set forth in Section 1.01 of the Original Credit Agreement shall be amended as follows:

(i) “Borrower or Borrowers” means each Original Borrower and Diodes BV.

(ii) “Loan Parties” means, collectively, each Borrower, each Subsidiary Guarantor, Diodes Zetex Semiconductors Limited, a United Kingdom corporation, Diodes Zetex UK Limited, a United Kingdom corporation and Diodes Zetex GmbH, a German corporation.”

(iii) “Term Loans” means, collectively, the Company Term Loan and the Diodes BV Term Loan, and “Term Loan” means either one of the Term Loans.

(iv) “Term Notes” means, collectively, the Company Term Note and the Diodes BV Term Note, and “Term Note” means either one of the Term Notes.

(c) As of the Effective Date, the following new definitions shall be added to Section 1.01 of the Original Credit Agreement in appropriate alphabetical order:

(i) “Company Term Loan” has the meaning specified in 2.04C.

(ii) “Company Term Note” has the meaning specified in 2.04C.

(iii) “Diodes BV” has the meaning specified in the introductory paragraph of the Agreement.

(iv) “Diodes BV Term Loan” has the meaning specified in 2.04B.

(v) “Diodes BV Term Note” has the meaning specified in 2.04B.

(vi) “Diodes Zetex Pension Scheme” means the Diodes Zetex Pension Scheme established under an interim deed dated March 15, 1984 and governed by a third definitive deed and rules dated January 7, 2009, as amended.

(vii) “Diodes Zetex Pension Scheme Guarantee” means that certain pension protection fund compliant Guarantee by Diodes Zetex Semiconductors Limited, a United Kingdom corporation, for the benefit of HR Trustees Limited and others as trustees of the Diodes Zetex Pension Scheme.

(viii) “Diodes Zetex Pension Scheme Legal Charge” means that certain Legal Charge by and between Diodes Zetex Semiconductors Limited, a United Kingdom corporation, HR Trustees Limited and others as trustees of the Diodes Zetex Pension Scheme, pursuant to which Diodes Zetex Semiconductors Limited grants a lien on certain real property located in the United Kingdom to secure obligations under the Diodes Zetex Pension Scheme.

(ix) “Sixth Amendment Effective Date” means April 30, 2012.

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(d) As of the Effective Date, the definition of “Term Borrower” is hereby deleted from Section 1.01 of the Original Credit Agreement, and all other references in the Original Credit Agreement to “Term Borrower” are hereby amended to read “Diodes BV”.

(e) As of the Effective Date, Section 2.04B of the Original Credit Agreement is amended to read in its entirety as follows:

“2.04B Diodes BV Term Loan.

(a) Subject to the terms and conditions set forth herein, on the Fifth Amendment Effective Date, Lender made a term loan to Borrowers in the form of a $40,000,000 advance to Diodes BV (the “Diodes BV Term Loan”). Diodes BV shall partially repay the Diodes BV Term Loan on the Sixth Amendment Effective Date in an amount equal to $30,000,000. The Diodes BV Term Loan is not a revolving credit facility, and any amount repaid may not be reborrowed. Lender confirms that it is a professional market party within the meaning of the FSA.

(b) The proceeds of the Diodes BV Term Loan may be used for general corporate purposes, financing temporary cash shortness, capital expenditures and to pay fees and expenses in connection therewith.

(c) The obligation of Diodes BV to repay the Diodes BV Term Loan shall be evidenced by the Diodes BV Term Note, which shall be (a) payable on or before the Maturity Date, and (b) entitled to the benefits of this Agreement and the security provided for herein.

(f) As of the Effective Date, Article 2 of the Original Credit Agreement is amended by adding new Section 2.04C to read in its entirety as follows:

“2.04C Company Term Loan.

(a) Subject to the terms and conditions set forth herein, Lender shall lend to Borrowers the sum of $30,000,000 in the form of a term loan to be advanced to the Company (the “Company Term Loan”). Lender agrees to make the Company Term Loan to Borrowers in a single advance to the Company on or about the Sixth Amendment Effective Date, subject to and in accordance with the other terms and provisions of this Agreement. The Company Term Loan is not a revolving credit facility, and any amount repaid may not be reborrowed.

(b) The proceeds of the Company Term Loan may be used for general corporate purposes, financing temporary cash shortness, capital expenditures and to pay fees and expenses in connection therewith. The proceeds of the Company Term Loan shall be held by the Company in one or more accounts at Lender until such time as the Company desires to utilize the proceeds for the purposes described in the preceding sentence.

(c) The obligation of Borrowers to repay the Company Term Loan shall be evidenced by the Company Term Note, which shall be (a) payable on or before the Maturity Date, and (b) entitled to the benefits of this Agreement and the security provided for herein.

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(g) As of the Effective Date, Section 7.01 of the Original Credit Agreement is hereby amended to add the following new section (k) thereto:

“(k) Liens arising under the Diodes Zetex Pension Scheme Legal Charge.”

(h) As of the Effective Date, Section 7.03 of the Original Credit Agreement is amended to add the following new Section 7.03(i) thereto:

“(i) Indebtedness arising under the Diodes Zetex Pension Scheme Guarantee.”

(i) As of the Effective Date, Section 8.01 of the Original Credit Agreement is amended to add the following new Section 8.01(l) thereto:

“(l) Diodes Zetex Limited, Diodes Zetex Semiconductors Limited or Company fails to perform any obligation required by the Diodes Zetex Pension Scheme and the result of such failure is the ability of the trustees of such scheme to exercise remedies under the Diodes Zetex Pension Scheme Guarantee or the Diodes Zetex Pension Scheme Legal Charge, whether or not such remedies are actually exercised. “

3. Conditions Precedent. The transactions contemplated by this Sixth Amendment shall be deemed to be effective as of the Effective Date, when the following conditions have been complied with to the satisfaction of Lender, unless waived in writing by Lender:

(a) Sixth Amendment. This Sixth Amendment shall be fully executed by Borrowers and Lender and shall have been acknowledged and agreed to by the Guarantors that will remain liable for the Obligations following execution by Lender of this Sixth Amendment.

(b) Company Term Note. The Company Term Note by Company payable to the order of Lender, dated as of even date herewith, in the original principal amount of $30,000,000, shall be executed by Company and delivered to Lender.

(c) Security Agreement Confirmation Letters. Each of Diodes Incorporated, Diodes Fabtech, Inc. and Diodes Investment Company shall have delivered to Lender a letter confirming that its respective Security Agreement in favor of Lender continues to secure all of the Obligations of Borrowers, including, without limitation, those modified by this Amendment.

(d) Term Note Prepayment. Lender shall have received, in immediately available funds, a partial repayment of the Term Note in an amount equal to $30,000,000.

4. Certain Representations. Each Borrower represents and warrants that, as of the Effective Date: (a) each Loan Party has full power and authority to execute this Amendment, and this Amendment executed by each Loan Party constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) each Security Document remains in full force and effect; and (c) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by each Loan Party thereof except for the approvals, consents, and authorizations, which have been duly obtained, taken, given, or made and are in full force and effect. In addition, each Borrower represents that all representations and warranties contained in the Original Credit Agreement are true and correct in all

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material respects on and as of the Effective Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

5. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Lender or Borrowers now have or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Amendment shall constitute a Loan Document for all purposes.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

7. Incorporation of Certain Provisions by Reference. The provisions of Section 9.13 of the Original Credit Agreement captioned “Governing Law; Jurisdiction; Etc.” and the provisions of Section 9.14 of the Original Credit Agreement captioned “Dispute Resolution Provision” are incorporated herein by reference for all purposes.

8. Entirety and Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Blank; Signatures Begin on Next Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Charles E. Dale
Charles E. Dale
Senior Vice President

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BORROWERS:

DIODES INCORPORATED

By:	/s/ Richard D. White
Richard Dallas White
Chief Financial Officer, Treasurer and Secretary

DIODES ZETEX LIMITED

By:	/s/ Richard D. White
Richard Dallas White
Director

DIODES INTERNATIONAL B.V.

By:	/s/ Richard D. White
Richard Dallas White
Managing Director A

By:	/s/ Eveline Sonja van Dalen
Eveline Sonja van Dalen
Managing Director B

The terms of this Amendment are acknowledged and agreed to by Diodes Zetex Semiconductors Limited and the following Subsidiary Guarantors.

DIODES ZETEX SEMICONDUCTORS LIMITED

By:	/s/ Richard D. White
Richard Dallas White
Director

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SUBSIDIARY GUARANTORS:

DIODES FABTECH, INC.

By:	/s/ Richard D. White
Richard Dallas White
Director

DIODES INVESTMENT COMPANY

By:	/s/ Richard D. White
Richard Dallas White
Director

SIXTH AMENDMENT TO CREDIT AGREEMENT– Signature Page